UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
OCTOBER 29, 2010
Date of Report (Date of earliest event reported)
MOLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-7491	36-2369491
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2222 Wellington Court, Lisle, Illinois 60532
(Address and zip code of principal executive offices)
(630) 969-4550
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
Molex Incorporated (the “Company”) held its annual meeting of stockholders on October 29, 2010. The Company’s stockholders elected all of the Board’s nominees for director and ratified the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 2011. The voting results were as follows:
(1) Election of Directors

Director	For	Withheld	Broker Non-Votes
Michael J. Birck	77,220,792	3,277,760	5,795,833
Anirudh Dhebar	79,904,947	593,605	5,795,833
Frederick A. Krehbiel	79,406,149	1,092,403	5,795,833
Martin P. Slark	79,477,576	1,020,976	5,795,833
The terms of the following directors continued after the annual meeting:
Michelle L. Collins
Edgar D. Jannotta
Fred L. Krehbiel
John H. Krehbiel, Jr.
David L. Landsittel
Joe W. Laymon
Donald G. Lubin
James S. Metcalf
Robert J. Potter
(2) Ratification of the selection of Ernst & Young LLP
For: 85,959,006
Against: 285,711
Abstentions: 49,668
Broker Nonvotes: n/a

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2010	MOLEX INCORPORATED
	By:	/s/ Mark R. Pacioni
Mark R. Pacioni
Corporate Secretary

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